As filed with the Securities and Exchange Commission on July 25, 1994


                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                              July 21, 1994

                Exact name of Registrant as
Commission      specified in its charter, address              State of        I.R.S. Employer
File No.        of principal executive offices, telephone      Incorporation   Identification No.

1-8349            FLORIDA PROGRESS CORPORATION                    Florida          59-2147112
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (813) 824-6400

1-3274            FLORIDA POWER CORPORATION                       Florida           59-0247770
                  3201 34th Street South
                  St. Petersburg, Florida 33711
                  Telephone (813) 866-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to any individual registrant is filed by each registrant on its own behalf. Neither registrant makes any representations as to the information relating to the other registrant.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the Florida Progress and Florida Power Quarterly Reports on Form 10-Q for the quarter ended June 30, 1994:

     Florida Progress issued a news release dated July 21, 1994 and a related Investor Information report of even date therewith reporting second quarter 1994 earnings. Copies of the news release and report are being filed herewith as Exhibits 99.(a) and 99.(b), respectively.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)   Description of Exhibit

99.(a) Florida Progress Corporation News Release dated July 21, 1994 regarding second quarter earnings.

99.(b) Florida Progress Corporation Investor Information Report dated July 21, 1994.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FLORIDA PROGRESS CORPORATION

                               FLORIDA POWER CORPORATION


                               By:/s/David R. Kuzma
                                ---------------------------
                                  David R. Kuzma
                                  Vice President and Treasurer
                                  of each Registrant



Date:  July 21, 1994

                               EXHIBIT INDEX



Exhibit No.    Description of Exhibit

99.(a) Florida Progress Corporation News Release dated July 21, 1994 regarding second quarter earnings.

99.(b) Florida Progress Corporation Investor Information Report dated July 21, 1994.